NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Moderately Aggressive Fund

Supplement dated July 7, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1. Effective June 30, 2017:

a.	The table under the heading "Portfolio Management – Portfolio Managers" on page 4 of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017

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